Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                             VA Global Leaders Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	15
Fund at a Glance	3	Statement of Operations	16
Portfolio Manager Interview	4	Statement of Changes in Net Assets	17
Financial Highlights	8	Notes to Financial Statements	18
Schedule of Investments	9

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Fund at a Glance as of June 30,  2001

“We are optimistic that the fund
can achieve strong performance by
continuing to invest in quality
companies with the ability to
improve their earnings.”

Portfolio
Management

Anthony Han, CFA Tenure: March 2000	Edwin D. Miska Tenure: March 1997

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/6/1997

6 month return	–10.00%

Average Annual Returns

1 year	–13.06%

Since Portfolio Inception	6.75%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Global Leaders Fund1 versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Global Leaders Fund returned –10.00% for the six-month period ended June 30, 2001. During the same period, the benchmark Morgan Stanley Capital International World Index had a return of –10.66%, while the average return of variable annuity global portfolios was –10.16%.

Portfolio
Characteristics

(As of 6/30/2001)
Total Net Assets	$44,109,397

Number of Holdings	95

P/E Ratio	26.3x

What was the investment environment like during the period?

Most major world equity markets posted negative performance during the six months in a challenging time for investing. The dramatic slowdown in the telecommunications sector and the continuing problems of once high-flying technology shares contributed to investor uncertainty. Technology companies, saddled with built-up inventories and lack of access to new capital, tended to be the worst-performing group. However, other groups felt the ripple effects of the severe slumps in telecommunications and technology.

Economic growth slowed in the United States, prompting the Federal Reserve Board to move aggressively to stimulate the economy. During the six months, the Fed cut short-term rates six successive times, by a total of 2.75%. While growth slowed, it did not end and some bright spots appeared on the economic landscape. Many large corporations announced aggressive re-structuring and cost savings programs to enhance ongoing profitability. Despite the immediate pain of corporate layoffs and earnings shortfalls, these corporate reorganization programs should have longer-term positive impacts on the economy as well as the individual corporation’s level of competitiveness.

Growth was relatively strong in Europe, which enjoyed the benefits of corporate restructurings and government and societal reforms. Corporate managements continued to reorganize their companies to increase shareholder value, while governments lowered taxes and have pondered longer-term stimuli such as pension reform. The economies on the Continent also benefited from rising consumer confidence and a weak currency, which helped revenues of companies that exported their products. The weakened currency, however, undercut the results achieved by U.S.-based investors.

The ripple effects of the problems of the U.S. telecommunications and technology industries were felt throughout Asia. Japan, in particular, continued to experience major problems. Major economic reforms were slow to materialize in either government or corporate policies, putting Japan at a continuing competitive disadvantage among world competitors.

More than ever, the increased globalized nature of the world’s economies was strikingly evident. Despite differences from one economy and nation to the next, their markets tended to move in parallel direction, with similar industry and sector trends. Sentiment in one nation often influenced attitudes in other markets.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Portfolio Manager Interview

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)
Financials	21.7%

Consumer Discretionary	17.2%

Healthcare	14.8%

Industrials	12.5%

Information Technology	11.3%

What were your principal strategies?

We kept the fund’s portfolio well diversified both by industry and by geography. At the end of the six-month period, we had investments in 20 different countries and more than 85 different companies.

During the six months, we reduced the fund’s weighting in the United States from about 52% of net assets to about 50% on June 30, 2001. The de-emphasis was the result of a deliberate decision to lower our exposure to the U.S. market, as well as of the effects of declines in value of U.S. equities.

We maintained our long-term investment discipline of seeking to invest in industry-leading corporations whose stocks are trading at sensible valuations. When steep declines in stock prices occurred, we tried to take advantage of opportunities in high-quality growth companies by either establishing new positions or adding to existing holdings. This is a deliberate, focused approach to upgrade the overall quality of the portfolio during periods of uncertainty and intense market volatility. We added to our investments in more defensive, yet growing industries, such as pharmaceuticals, consumer goods and financial services. At the same time, we attempted to maintain a long-term focus and invested in select technology and telecommunications industries where we saw growth opportunities despite short-term problems.

We continued to focus on companies with strong track records identified by the screening model in our security selection process. We emphasized companies with earnings consistency, solid earnings and revenue growth outlooks and high returns on equity generation. This discipline has supported fund performance as global investors have gravitated toward quality corporations. We also have liquidated positions in underperforming stocks when we saw disappointing earnings, deteriorating outlooks or emerging business problems. We have redirected assets to companies with continued strong business prospects. In a period of volatility, we have been even more aware of stock valuations. We believe that expansion in price/earnings multiples is less likely in the future than it was during the late 1990s, when valuations climbed higher-and-higher on continually rising expectations. As appropriate, we have taken profits opportunistically when price/earnings levels appear unsustainable.

What were some examples of the companies in which you invested?

In our search for high-quality, industry-leading companies, we initiated a position in George Weston, Ltd., a leading Canadian food company. Through its acquisition of Best Foods Baking, Weston has become a major presence in North American bread and baked goods, and should be able to enhance its overall earnings growth prospects. Its brands include names such as Thomas’ English Muffins, Arnold’s Bread and Entenmann’s pastries.

In Japan, we invested in Takeda Chemical, a leading pharmaceutical company with a strong focus on research-and-development activities and an impressive product pipeline that should enhance its competitive position in the global markets.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Portfolio Manager Interview

In the Netherlands, we invested in Royal Ahold Group, the world’s second largest grocery chain, whose U.S. operations include the Stop & Shop, Giant and Bi-Lo chains. We also added to existing positions in Swiss Re, a global insurance company, Reckitt Benckiser a global household products company from the U.K., and Luxottica Group, the Italian eyeglass manufacturer and retailer.

In the United States, we added a new position in Pfizer, the global drug company which has emerged as one of the top five drug companies in the world since its merger with Warner-Lambert. We also added shares of Colgate-Palmolive, the premier name in dental products, soaps and toiletries, and paper goods and diaper manufacturer Kimberly-Clark. We selectively added to our existing holdings as well, including Schering-Plough in pharmaceuticals, Fannie Mae in finance and Oracle Systems in technology.

What were some of the types of investments that particularly affected performance?

Many fund holdings performed quite well, despite the challenging environment. In the United States, the fund’s finance, healthcare and consumer holdings tended to fare well, but most positions in the telecommunications, technology and industrial sectors were pulled down in the difficult market.

Not all technology investments were pulled down by the industry trend, however. Microsoft and Dell Computer, for example, were among the fund’s better performers in the United States. Similarly, SAP, the Germany-based leader in software enterprise, gained 35% during the six months.

In general, the better performers among the foreign holdings tended to be from the more defensive industries. Reckitt Benckiser, a company based in the United Kingdom with well known household cleaning products sold throughout the world, gained 11% during the period. Its products include brand names such as Lysol and Spray ’n Wash. Other strong performers included Sodexho Alliance, a French company which is the world leader in food service; Coloplast, a medical device and wound care manufacturer from Denmark; Hugo Boss, a German company that has become a leader in fashion design, which appreciated 24%; and Luxottica Group, the Italian company that markets fashion eyewear throughout the world, which rose 17%. >From Asia, the top performer was Nintendo, a major fund holding from Japan, which rose 26% on the introduction of its new game machines.

Performance in foreign countries, however, tended to be undercut by the strong U.S. dollar, which eroded much of the gains from investments denominated in many major currencies, including the euro, the yen and the British pound.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)
Bombardier, Inc.	3.3%

General Electric Co.	3.0%

Luxottica Group SpA, ADS	2.9%

Citigroup, Inc.	2.6%

Hugo Boss AG	2.5%

Altana AG	2.3%

Fannie Mae	2.2%

United Technologies Corp.	1.9%

Schweizerische Rueckversicherungs-Gesellschaft	1.7%

Avon Products, Inc.	1.6%

What is your outlook?

We are optimistic that the fund can achieve strong performance by continuing to invest in quality companies with the ability to improve their earnings. Despite the challenges encountered during the first six months of 2001, we believe the

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Portfolio Manager Interview

fund is well positioned, with a diversified portfolio of industry-leading companies. We believe demand for new technology will persist, and growth in the United States should continue to be positive, if at a lower rate than in 1999 and early 2000. At the same time, the economic expansion in Europe persists and the economies in Asia should continue to progress.

We intend to continue to rely on an investment approach that emphasizes disciplined stock selection, using our hybrid approach of combining strong quantitative analysis with fundamental due diligence and prudent country allocation.

We plan to invest selectively and opportunistically, searching for leading companies with records of consistent earnings growth, with demonstrated abilities to execute business plans in different economic conditions, and with executive teams focused on their shareholders’ interests. We intend to continue to actively manage our allocations to both countries and industry sectors. We are ready to de-emphasize areas where the outlooks are less favorable and the prospects for asset appreciation are limited.

We look forward to updating you on the fund’s continued progress.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,
		2000	1999	1998 #	1997 (a) #
Net asset value, beginning of period	$14.40	$15.85	$12.76	$10.79	$10.00

Income from investment operations
Net investment income	0.05	0.07	0.06	0.10	0.11
Net realized and unrealized gains or losses
on securities and foreign currency related transactions	(1.49)	(1.45)	3.09	1.94	0.77

Total from investment operations	(1.44)	(1.38)	3.15	2.04	0.88

Distributions to shareholders from
Net investment income	0	(0.07)	(0.06)	(0.07)	(0.06)
Net realized gains	0	0	0	0	(0.03)

Total distributions	0	(0.07)	(0.06)	(0.07)	(0.09)

Net asset value, end of period	$12.96	$14.40	$15.85	$12.76	$10.79

Total return*	(10.00%)	(8.70%)	24.72%	18.92%	8.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$44,109	$43,382	$21,022	$9,583	$2,899
Ratios to average net assets
Expenses‡	1.00%†	1.01%	1.01%	1.04%	1.05%†
Net investment income	0.76%†	0.57%	0.58%	0.89%	1.15%†
Portfolio turnover rate	13%	21%	17%	12%	11%

(a)	For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–96.7%
CONSUMER DISCRETIONARY–17.2%
Automobiles–1.5%
Harley-Davidson, Inc.	United States	14,000	$659,120

Hotels, Restaurants & Leisure–2.9%
Compass Group*	United Kingdom	47,660	381,911
Marriott International, Inc., Class A	United States	10,500	497,070
Sodexho Alliance*	France	8,720	407,545

			1,286,526

Household Durables–1.0%
Black & Decker Corp.	United States	6,500	256,490
Industrie Natuzzi SpA, ADR	Italy	15,000	207,900

			464,390

Leisure Equipment & Products–1.4%
Nintendo Co., Ltd.	Japan	3,300	600,674

Media–2.8%
McGraw-Hill Companies, Inc.	United States	7,900	522,585
Pearson Publishing Plc	United Kingdom	14,500	239,326
VNU NV	Netherlands	14,121	478,674

			1,240,585

Multi-line Retail–1.8%
Publicis Groupe SA	France	6,000	145,422
Wal-Mart Stores, Inc.	United States	13,300	649,040

			794,462

Specialty Retail–2.3%
Home Depot, Inc.	United States	9,500	442,225
TJX Companies, Inc.	United States	17,500	557,725

			999,950

Textiles & Apparel–3.5%
Hermes International	France	3,100	428,216
Hugo Boss AG	Germany	4,520	1,107,007
Inditex SA*	Spain	200	3,195

			1,538,418

CONSUMER STAPLES–10.1%
Beverages–1.0%
Anheuser Busch Companies, Inc.	United States	10,600	436,720

Food & Drug Retailing–2.3%
Koninklijke Ahold NV	Netherlands	15,300	479,741
Seven-Eleven Japan Co., Ltd.	Japan	14,000	546,709

			1,026,450

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–continued
Food Products–2.3%
George Weston, Ltd.	Canada	7,700	$446,596
Numico Koninklijke NV	Netherlands	14,065	540,305

			986,901

Household Products–1.2%
Reckitt Benckiser Plc	United Kingdom	37,500	541,315

Personal Products–3.3%
Avon Products, Inc.	United States	15,500	717,340
Colgate-Palmolive Co.	United States	6,000	353,940
Kimberly-Clark Corp.	United States	7,000	391,300

			1,462,580

ENERGY–1.3%
Oil & Gas–1.3%
Woodside Petroleum, Ltd.	Australia	70,000	586,252

FINANCIALS–21.7%
Banks–6.4%
Bipop-Carire SpA	Italy	95,000	357,454
DePfa Deutsche Pfandbriefbank AG (DePfa-Bank)	Germany	5,500	372,878
Lloyds TSB Group Plc	United Kingdom	45,000	450,902
Malayan Banking Berhad	Malaysia	2,000	5,421
National Australia Bank, Ltd.†	Australia	5,000	442,300
Royal Bank of Scotland Plc	United Kingdom	25,974	573,196
Royal Bank Scot Group*	United Kingdom	25,500	31,737
Wells Fargo & Co.	United States	13,000	603,590

			2,837,478

Diversified Financials–8.0%
American Express Co.	United States	8,000	310,400
Charles Schwab Corp.	United States	9,500	145,350
Citigroup, Inc.	United States	21,833	1,153,656
Fannie Mae	United States	11,500	979,225
MBNA Corp.	United States	20,375	671,356
Morgan Stanley Dean Witter & Co.	United States	4,000	256,920

			3,516,907

Insurance–5.9%
American International Group, Inc.	United States	7,500	645,000
Marschollek Lauten	Germany	6,300	694,061
Marsh & McLennan Co.	United States	5,150	520,150
Schweizerische Rueckversicherungs-Gesellschaft	Switzerland	365	729,797

			2,589,008

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Real Estate–1.4%
Cheung Kong Holdings, Ltd.	Hong Kong	28,000	$305,136
Westfield Holdings	Australia	44,000	314,191

			619,327

HEALTH CARE–14.8%
Health Care Equipment & Supplies–4.1%
Coloplast A/S	Denmark	10,000	468,928
Luxottica Group SpA, ADS †	Italy	79,500	1,272,000
Qiagen NV*	United States	3,000	66,150

			1,807,078

Pharmaceuticals–10.7%
Abbott Laboratories	United States	10,700	513,707
Altana AG	Germany	26,200	1,014,463
Astrazeneca Plc, ADR †	United Kingdom	6,000	280,500
Bristol-Myers Squibb Co.	United States	7,500	392,250
CSL, Ltd.	Australia	269	6,545
Glaxo Wellcome Plc, ADR	United Kingdom	5,141	288,924
Merck & Co., Inc.	United States	7,900	504,889
Pfizer, Inc.	United States	11,700	468,585
Sanofi Synthelabo	France	4,920	323,133
Schering-Plough Corp.	United States	14,200	514,608
Takeda Chemical Industries, Ltd.	Japan	5,000	232,539
UCB SA	Belgium	5,000	173,939

			4,714,082

INDUSTRIALS–12.5%
Aerospace & Defense–5.2%
Bombardier, Inc., Class B	Canada	97,500	1,464,813
United Technologies Corp.	United States	11,595	849,450

			2,314,263

Construction & Engineering–1.0%
Societe Technip	France	3,300	423,682

Industrial Conglomerates–5.6%
Eniro AB*	Sweden	32,500	321,324
General Electric Co.	United States	27,100	1,321,125
Honeywell International, Inc.	United States	2,500	87,475
Li & Fung, Ltd.	Hong Kong	180,000	295,392
Smiths Industries Plc	United Kingdom	38,231	444,186

			2,469,502

Transportation Infrastructure–0.7%
Brisa Auto Estrada	Portugal	35,000	296,607

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–11.3%
Communications Equipment–4.0%
Cisco Systems, Inc.*	United States	29,700	$540,540
Corning, Inc.	United States	10,000	167,100
Datacraft Asia, Ltd.	Singapore	70,000	285,600
Ericsson LM Telephone Co., Class B, ADR †	Sweden	35,000	189,700
Nokia Corp., ADR	Finland	17,100	376,884
Tellabs, Inc.*	United States	10,000	193,800

			1,753,624

Computers & Peripherals–1.5%
Dell Computer Corp.*	United States	10,000	261,500
Logitech International SA	Switzerland	623	199,749
Sun Microsystems, Inc.*	United States	11,500	180,780

			642,029

Electronic Equipment & Instruments–0.4%
Spirent Plc	United Kingdom	58,937	183,432

Semiconductor Equipment & Products–1.1%
Intel Corp.	United States	16,500	482,625

Software–4.3%
Microsoft Corp.*	United States	8,200	598,600
Oracle Systems Corp.*	United States	30,800	585,200
SAP AG	Germany	1,800	250,030
SAP AG, ADR	Germany	13,200	463,188

			1,897,018

MATERIALS–1.3%
Construction Materials–1.3%
CRH Plc – London Exchange	Ireland	34,560	588,686

TELECOMMUNICATION SERVICES–5.2%
Diversified Telecommunication Services–3.4%
SBC Communications, Inc.	United States	17,074	683,985
Telecom Italia Mobile SpA (“Tim”)	Italy	33,000	168,354
Verizon Communications	United States	12,200	652,700

			1,505,039

Wireless Telecommunications Services–1.8%
NTT Mobile Communication Network, Inc.	Japan	23	400,208
Vodafone Group Plc, ADR †	United Kingdom	18,000	402,300

			802,508

UTILITIES–1.3%
Electric Utilities–0.4%
Endesa SA, ADR	Spain	11,500	182,620

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
UTILITIES–continued
Gas Utilities–0.9%
Hong Kong & China Gas Co., Ltd.	Hong Kong	307,857	$388,778

Total Common Stocks			42,638,636

RIGHTS–0.0%
CONSUMER DISCRETIONARY–0.0%
Hotels, Restaurants & Leisure–0.0%
Sodexho Alliance	France	8,720	7,094

SHORT-TERM INVESTMENTS–7.3%
MUTUAL FUND SHARES–7.3%
Evergreen Select Money Market Fund ø	United States	1,029,525	1,029,525
Navigator Prime Portfolio ‡	United States	2,210,750	2,210,750

Total Short-Term Investments			3,240,275

Total Investments–(cost $46,650,759)–104.0%			45,886,005
Other Assets and Liabilities–(4.0%)			(1,776,608)

Net Assets–100.0%			$44,109,397

*	Non-income producing security.
†	All or a portion of this security is on loan.
‡	Represents investment of cash collateral received for securities on loan.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

At June 30, 2001, the Fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

United States	$23,074,545	50.3%
Germany	3,901,627	8.5%
United Kingdom	3,817,729	8.3%
Italy	2,005,708	4.4%
Canada	1,911,409	4.2%
Japan	1,780,131	3.9%
France	1,735,093	3.8%
Netherlands	1,498,721	3.3%
Australia	1,349,288	2.9%
Hong Kong	989,306	2.2%
Switzerland	929,545	2.0%
Ireland	588,686	1.3%
Sweden	511,023	1.1%
Denmark	468,928	1.0%
Finland	376,884	0.8%
Portugal	296,607	0.6%
Singapore	285,600	0.6%
Spain	185,815	0.4%
Belgium	173,939	0.4%
Malaysia	5,421	0.0%

	$45,886,005	100.0%

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$46,650,759
Net unrealized losses on securities	(764,754)

Market value of securities	45,886,005
Foreign currency, at value (cost $4,363)	4,288
Receivable for Fund shares sold	437,504
Dividends and interest receivable	55,873
Deferred organization expenses	1,352
Receivable from investment advisor	1,306

Total assets	46,386,328

Liabilities
Payable for securities purchased	56,171
Payable for Fund shares redeemed	6,012
Payable for securities on loan	2,210,750
Due to other related parties	358
Accrued expenses and other liabilities	3,640

Total liabilities	2,276,931

Net assets	$44,109,397

Net assets represented by
Paid-in capital	$46,631,621
Undistributed net investment income	160,661
Accumulated net realized losses on securities and foreign currency related transactions	(1,917,376)
Net unrealized losses on securities and foreign currency related transactions	(765,509)

Total net assets	$44,109,397

Shares outstanding	3,403,768

Net asset value per share	$12.96

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

	Investment income
	Dividends (net of foreign withholding taxes of $27,234)	$331,714
	Interest	42,226

	Total investment income	373,940

	Expenses
	Advisory fee	185,340
	Administrative services fees	21,303
	Transfer agent fee	346
	Trustees’ fees and expenses	432
	Printing and postage expenses	6,415
	Custodian fee	14,355
	Professional fees	8,554
	Organization expenses	1,008
	Other	1,291

	Total expenses	239,044
Less:	Expense reductions	(755)
	Fee waivers	(25,255)

	Net expenses	213,034

	Net investment income	160,906

	Net realized and unrealized gains or losses on securities and foreign currency related transactions
	Net realized losses on:
	Securities	(333,487)
	Foreign currency related transactions	(10,251)

	Net realized losses on securities and foreign currency related transactions	(343,738)

	Net change in unrealized gains or losses on securities and foreign currency related transactions	(4,228,665)

	Net realized and unrealized losses on securities and foreign currency related transactions	(4,572,403)

	Net decrease in net assets resulting from operations	$(4,411,497)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$160,906	$191,898
Net realized losses on securities and foreign currency related transactions	(343,738)	(1,481,506)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(4,228,665)	(1,308,131)

Net decrease in net assets resulting from operations	(4,411,497)	(2,597,739)

Distributions to shareholders from
Net investment income	0	(201,586)

Capital share transactions
Proceeds from shares sold	22,567,387	34,108,035
Payment for shares redeemed	(17,428,231)	(9,150,389)
Net asset value of shares issued in reinvestment of distributions	0	201,586

Net increase in net assets resulting from capital share transactions	5,139,156	25,159,232

Total increase in net assets	727,659	22,359,907
Net assets
Beginning of period	43,381,738	21,021,831

End of period	$44,109,397	$43,381,738

Undistributed (overdistributed) net investment income	$160,661	$(245)

Other Information:
Share increase (decrease)
Shares sold	1,658,621	2,281,764
Shares redeemed	(1,267,875)	(609,598)
Shares issued in reinvestment of distributions	0	14,544

Net increase in shares	390,746	1,686,710

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Global Leaders Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C.  Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Notes to Financial Statements (Unaudited) (continued)

E.   Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

G.  Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3.   ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.87% of the average daily net assets of the Fund.

During the six months ended June 30, 2001, the amount of investment advisory fees waived by the investment advisor was $25,255. The impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 0.12%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.   SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $11,616,750 and $5,195,236, respectively, for the six months ended June 30, 2001.

The Fund loaned securities during the six months ended June 30, 2001 to certain brokers. At June 30, 2001, the value of securities on loan and the value of collateral (including accrued interest) amounted to $2,166,307 and $2,210,750, respectively. During the six months ended June 30, 2001, the Fund earned $1,880 in income from securities lending.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $46,650,759. The gross unrealized appreciation and depreciation on securities based on that cost was $5,169,215 and $5,933,969, respectively, with a net unrealized depreciation of $764,754.

As of December 31, 2000, the Fund had capital loss carryovers for federal income tax purposes of $47,378, $35,455 and $1,132,979, expiring in 2006, 2007 and 2008, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2000, the Fund incurred and elected to defer post October losses of $321,302.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Global Leaders Fund
Notes to Financial Statements (Unaudited) (continued)

5.   EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $755 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.00%.

6.   DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.   FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

8.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558957 6/01